UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2018

BrightSphere Investment Group plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36683	98-1179929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom
+44-20-7002-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2018, the Board of Directors (the "Board of Directors") of BrightSphere Investment Group plc (the "Company") received notice from HNA Capital (U.S.) Holding LLC (“HNA Capital”) that HNA Capital has exercised its right, as successor by assignment to the rights of Old Mutual plc (“OM plc”) under Section 2.1 of the Shareholders Agreement, dated as of October 8, 2014, among OM plc, OM Group (UK) Limited and the Company (then known as OM Asset Management plc) to appoint Enrico Marini Fichera to the Board. Mr. Marini Fichera will replace Suren S. Rana, a previous appointee of HNA Capital, effective as of August 15, 2018.

Mr. Marini Fichera has served as the Head of Investments for HNA Group North America LLC, an HNA Group company and affiliate of HNA Capital, since October 2014. From August 2008 to September 2014, he was the Senior Portfolio Manager and Principal at CHF Investment Management L.P. (“CHF”), a Beijing-based U.S. $250 million growth capital fund. Mr. Marini Fichera has been involved in China since 2005 and has over 15 years of information technology, financial services, media, telecom, consumer and retail, industrials, energy (including clean energy) and infrastructure experience. He has worked on various private equity investments and M&A transactions with a total value greater than $30 billion. Prior to joining CHF, he worked for Deutsche Bank Securities Inc., Morgan Joseph & Co., Capital IQ Inc., Warburg Dillon Read (now known as UBS) and Lazard Freres & Co. Mr. Marini Fichera received an M.B.A. in Finance from New York University’s Stern School of Business and B.S. degrees in Mechanical Engineering and Mathematics from Columbia University.

In connection with his appointment to the Board of Directors, Mr. Marini Fichera was appointed as a member of the Audit Committee of the Board of Directors, effective as of August 15, 2018.

As a designee of HNA Capital, Mr. Marini Fichera will not receive any director compensation from the Company. The information required by Item 404(a) of Regulation S-K with respect to certain relationships and related person transactions between the Company and HNA Capital set forth in the Company’s Definitive Proxy Statement on Schedule 14A for its 2018 Annual General Meeting of Shareholders filed with the Securities and Exchange Commission on April 30, 2018 is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date: August 20, 2018	BRIGHTSPHERE INVESTMENT GROUP PLC

	By:	/s/ Richard J. Hart
	Name:	Richard J. Hart
	Title:	Secretary